POWER OF ATTORNEY				   Exhibit 24
				 (For Executing Forms 3, 4, and
5)


	KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby

constitutes and appoints each of Steven R. Mackey, Cathy C. Olaniyan,

Jonathan M. Cinocca, and Judy E. Kidd signing singly, his true and lawful attorney-in-fact to:

	(1)	execute for and on behalf of the
undersigned
Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities
Exchange Act of 1934 and the rules thereunder;

	(2)	do
and perform any
and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form
3, 4, or 5 and the
timely filing of such Form with the United States
Securities and Exchange
Commission and any other authority; and


	(3)	take any other action of
any type whatsoever in connection with
the foregoing which, in the opinion
of such attorney-in-fact, may be of
benefit to, in the best interest of, or
legally required by the
undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his/her discretion.



	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform each and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact or his substitute or substitutes shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

	IN
WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of March, 2006.



						  /s/ John W.
Lindsay

__________________________________
						  John W.
Lindsay




						 CERTIFICATION

	The undersigned

hereby certifies that he/she has read and understands, and agrees to comply with, the Company's insider trading policy, a copy of which was distributed with this Certification form.

Dated: March 1, 2006


						 /s/
John W. Lindsay

__________________________________

John W. Lindsay

Executive Vice President,
						 U.S. and
International Operations